CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the PRIMECAP Odyssey Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the PRIMECAP Odyssey Funds for the period ended April 30, 2011 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the PRIMECAP Odyssey Funds for the stated period.


/S/ JOEL P. FRIED
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Joel P. Fried
Co-Chief Executive Officer, PRIMECAP Odyssey Funds

Dated: June 22, 2011




/S/ HOWARD B. SCHOW
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Howard B. Schow
Co-Chief Executive Officer, PRIMECAP Odyssey Funds

Dated: JUNE 22, 2011



/S/ THEO A. KOLOKOTRONES
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Theo A. Kolokotrones
Co-Chief Executive Officer, PRIMECAP Odyssey Funds

Dated: June 22, 2011




/S/ MICHAEL J. RICKS
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Michael J. Ricks
Chief Financial Officer , PRIMECAP Odyssey Funds

Dated: June 22, 2011

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by PRIMECAP Odyssey Funds for purposes of the Securities Exchange Act of 1934.